                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      31
             NOTES TO FINANCIAL STATEMENTS      36
    TRUST OFFICERS AND IMPORTANT ADDRESSES      40

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[/s/ RICHARD F. POWERS, III]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-------------------------------
NYSE Ticker Symbol - VGM
-------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               12.59%       4.92%
---------------------------------------------------------------------------
One-year total return                                18.69%      12.81%
---------------------------------------------------------------------------
Five-year average annual total return                 5.77%       6.92%
---------------------------------------------------------------------------
Life-of-Fund average annual total return              6.87%       7.74%
---------------------------------------------------------------------------
Commencement date                                              01/24/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common
stock price(3)                                                    5.91%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     9.23%
---------------------------------------------------------------------------
Net asset value                                                  $16.58
---------------------------------------------------------------------------
Closing common stock price                                       $14.82
---------------------------------------------------------------------------
Six-month high common stock price (02/13/01)                     $15.23
---------------------------------------------------------------------------
Six-month low common stock price (11/21/00)                      $13.25
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               3.530%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               3.240%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               3.750%
---------------------------------------------------------------------------
Preferred share (Series D) rate(5)                               3.800%
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  63.9%   [PIE CHART]
- AA/Aa..............  10.4%
- A/A................  16.8%
- BBB/Baa............   8.3%
- Non-Rated..........   0.6%
As of October 31, 2000
- AAA/Aaa............  64.9%   [PIE CHART]
- AA/Aa..............   7.9%
- A/A................  11.4%
- BBB/Baa............  15.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.075
12/00                                                                            0.073
1/01                                                                             0.073
2/01                                                                             0.073
3/01                                                                             0.073
4/01                                                                             0.073

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                        April 30, 2001                    October 31, 2000
General Purpose                                                                  19.90                               18.40
Transportation                                                                   10.30                                9.80
Public Building                                                                   8.70                                8.40
Health Care                                                                       8.00                                7.10
Industrial Revenue                                                                6.90                               11.10

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through April 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      14.9600                            14.9600
                                                                          15.0000                            14.6250
                                                                          15.8500                            15.1250
                                                                          16.1300                            15.3750
12/92                                                                     16.0500                            15.3750
                                                                          16.9100                            16.3750
                                                                          17.3900                            16.5000
                                                                          18.0900                            17.2500
12/93                                                                     17.9100                            16.8750
                                                                          16.1100                            15.2500
                                                                          15.8400                            15.6250
                                                                          15.5700                            14.2500
12/94                                                                     14.8500                            13.7500
                                                                          16.0800                            15.3750
                                                                          16.1600                            15.3750
                                                                          16.3200                            15.2500
12/95                                                                     17.1300                            15.7500
                                                                          16.3800                            15.8750
                                                                          16.1400                            15.0625
                                                                          16.4400                            15.8750
12/96                                                                     16.6900                            15.3750
                                                                          16.3100                            15.0000
                                                                          16.8500                            15.8125
                                                                          17.2600                            16.3750
12/97                                                                     17.5300                            16.3750
                                                                          17.4600                            16.3750
                                                                          17.4600                            16.2500
                                                                          17.8700                            17.1875
12/98                                                                     17.4800                            17.3750
                                                                          17.3000                            16.6875
                                                                          16.5700                            15.5620
                                                                          16.0000                            14.5000
12/99                                                                     15.4200                            13.0000
                                                                          15.8200                            13.3125
                                                                          15.7700                            13.4375
                                                                          16.0200                            13.6875
12/00                                                                     17.0000                            14.1600
                                                                          17.1200                            14.8000
4/01                                                                      16.5800                            14.8200

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.073 per share translates to a distribution rate of 5.91 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.23 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 12.59 percent based on market price. This reflects an increase in market price from $13.5625 per share on October 31, 2000, to $14.82 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT
    TO THESE CONDITIONS IN MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds and in part to the increased valuation of our existing high-grade holdings.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    In fine-tuning the portfolio, we sold a number of zero-coupon bonds and replaced them with current-coupon securities. A zero-coupon bond is one that pays no current income, but is sold at a discount to its face value. By selling these holdings, we were able to improve the earning power of the trust. Also, because zero-coupon bonds tend to be quite sensitive to interest-rate changes, we believe this move helped to improve the trust's price stability.

    Due to regional developments, the demand for New York bonds had been extremely strong, driving up prices, so we sold some of our New York municipal issues at very attractive prices and replaced them with bonds that offered higher yields and better call protection.

    New investments during the period included fifteen-year bonds priced to the call date, giving us the yield associated with a fifteen-year maturity but the price sensitivity of a bond with a shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that the opportunity to invest in these securities offered an excellent balance of risk and reward.

    We also reduced our exposure in the industrial revenue sector, primarily because we decided that the trust's holdings within this sector were becoming concentrated in too few names. These sales and subsequent reinvestment of the proceeds helped enhance the diversification of the portfolio.

    Later in the period, we made new investments in the short-intermediate portion of the yield curve, primarily targeting securities with maturities in the 4-to-7-year range, adding a higher degree of diversification along the yield curve.

    We actively managed our holdings in the lower-rated segment of the market, selling our positions in BBB rated securities that fell short of our performance expectations or no longer met our criteria for an attractive investment; others had already reached what we believed to be their fair market value. We replaced these securities with either higher-grade issues or similarly rated issues that offered improved potential returns over time, particularly as yield spreads (the difference in yield between high-grade and lower-rated bonds) widened over the fourth quarter of 2000 and into January 2001.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of
securities rated A or better was more than 91 percent of long term investments. This includes the trust's allocation in AAA rated securities (the highest rating category), which stood at 63.9 percent as of April 30, 2001. The trust's allocation of securities rated A climbed to 16.8 percent, up from 11.4 percent at the start of the period. The trust's allocation of BBB rated bonds stood at
8.3 percent, down by 7.5 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. General-purpose bonds remained the trust's largest holding, representing 19.9 percent of long-term investments, up from 18.4 percent as of October 31, 2000. Because of the reduced allocation to industrial revenue bonds (6.9 percent, down 4.2 percent), transportation bonds became the second largest holding within the trust, with 10.3 percent of long-term investments in this sector as of April 30, 2001, a gain of 0.5 percent over the period.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal
Reserve Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    A persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these market segments. With a portion of its assets still in higher-yielding municipal securities, the trust could benefit from such conditions. In the meantime, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

ZERO-COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no coupon interest. It may be redeemed for full face value at maturity.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  98.5%
           ALABAMA  0.9%
$ 1,750    Courtland, AL Indl Dev Brd Solid Waste Disp
           Rev Champion Intl Corp Proj Ser A........... 6.500%   09/01/25   $  1,782,480
  2,000    Jefferson Cnty, AL Swr Rev Cap Impt Warrants
           Ser A (FGIC Insd)........................... 5.125    02/01/39      1,861,300
  3,000    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)
           (a)......................................... 5.000    04/01/09      3,099,900
                                                                            ------------
                                                                               6,743,680
                                                                            ------------
           ARKANSAS  1.1%
  1,500    Arkansas St Dev Fin Auth Hosp Rev Washington
           Regl Med Cent............................... 7.375    02/01/29      1,501,665
  6,000    Blytheville, AR Solid Waste Recycling & Swr
           Treatment Rev Nucor Corp Proj............... 6.900    12/01/21      6,199,560
                                                                            ------------
                                                                               7,701,225
                                                                            ------------
           CALIFORNIA  3.9%
  2,895    ABC CA Uni Sch Dist Cap Apprec Ser B (FGIC
           Insd).......................................   *      08/01/20        994,983
  2,000    ABC CA Uni Sch Dist Cap Apprec Ser B (FGIC
           Insd).......................................   *      08/01/23        575,740
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
           Proj Ser C (FSA Insd)....................... 6.000    09/01/16      1,458,067
  3,660    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount (MBIA Insd)................   *      10/01/23        925,834
  5,000    Desert Hosp Dist CA Hosp Rev Com Partn
           (Prerefunded @ 07/23/02) (FSA Insd)......... 6.392    07/28/20      5,275,050
  4,500    East Bay, CA Mun Util Dist Wtr Sys Rev (MBIA
           Insd)....................................... 4.750    06/01/28      4,066,515
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/17        820,280

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$10,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................   *      01/15/34   $  1,224,400
 25,750    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Sr Lien Ser A...............................   *      01/01/23      7,690,752
  1,150    Los Angeles, CA Regl Arpts Impt Corp Lease
           Rev Rfdg Facs Sublease Intl Arpt............ 6.350%   11/01/25      1,145,745
  4,000    San Diego, CA Convention Cent Expansion Fin
           Auth Lease Rev Ser A (AMBAC Insd)........... 4.750    04/01/28      3,605,840
                                                                            ------------
                                                                              27,783,206
                                                                            ------------
           COLORADO  1.6%
  1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser B (Prerefunded @
           08/31/05)................................... 6.950    08/31/20      1,150,220
  2,000    Aurora, CO Ctfs Partn (AMBAC Insd).......... 5.500    12/01/30      2,011,000
  1,125    Colorado Hlth Facs Auth Rev Hosp Portercare
           Adventist Hlth.............................. 6.500    11/15/31      1,107,349
    576    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B1...................................... 7.650    11/01/26        627,270
  1,435    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B2...................................... 7.450    11/01/27      1,527,586
  1,805    Lakewood, CO Ctfs Partn (AMBAC Insd)........ 5.300    12/01/16      1,828,339
  3,250    Meridian Metro Dist CO Peninsular & Oriental
           Steam Navig Co Rfdg (LOC: Meridian Assoc
           East)....................................... 7.500    12/01/11      3,339,342
                                                                            ------------
                                                                              11,591,106
                                                                            ------------
           CONNECTICUT  0.3%
  1,830    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      1,920,182
                                                                            ------------

           DELAWARE  0.2%
  1,300    Delaware Transn Auth Sys Rev Sr (AMBAC
           Insd)....................................... 5.250    07/01/02      1,329,770
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE

           DISTRICT OF COLUMBIA  0.2%
$ 1,600    District of Columbia Ser E (FSA Insd)....... 6.000%   06/01/13   $  1,685,728
                                                                            ------------

           FLORIDA  5.1%
 16,490    Dade Cnty, FL Spl Oblig Cap Apprec Ser B
           Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd)..   *      10/01/26      3,938,966
  3,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
           FL Hlthcare Fac LN (AMBAC Insd)............. 5.950    07/01/20      3,189,690
  2,535    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd)............................ 4.500    06/01/23      2,203,397
  1,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser
           B........................................... 6.000    06/01/02      1,029,060
  2,500    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)................................. 5.750    06/01/29      2,589,850
  1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)....................................... 6.000    07/01/14      1,101,220
  1,400    Florida St Dept Corrections Ctfs Partn
           Okeechobee Correctional (AMBAC Insd)........ 6.250    03/01/15      1,510,236
  1,000    Florida St Tpk Auth Tpk Rev Ser A (FSA
           Insd)....................................... 4.500    07/01/28        848,910
  2,000    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
           Insd)....................................... 4.500    10/01/27      1,702,280
  2,000    Gulf Breeze, FL Rev Loc Govt Ln E (FGIC
           Insd)....................................... 5.150    12/01/20      2,080,480
  4,000    Jacksonville, FL Cap Impt Rev Stadium Proj
           Rfdg (AMBAC Insd)........................... 4.750    10/01/25      3,623,760
  2,000    Miami Dade Cnty, FL Professional Sports
           Franchise Fac Tax Rfdg (MBIA Insd).......... 4.750    10/01/30      1,787,520
  2,290    Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
           Insd)....................................... 5.000    10/01/37      2,133,295
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................ 5.125    08/01/26        966,930
  1,000    Polk Cnty, FL Cap Impt Rev Ref (FGIC
           Insd)....................................... 4.300    12/01/02      1,014,620
  3,465    Reedy Creek Impt Dist FL Ser C (AMBAC
           Insd)....................................... 4.750    06/01/15      3,386,587
  1,000    Tallahassee, FL Lease Rev FL St Univ Proj
           Ser A (MBIA Insd)........................... 5.500    08/01/17      1,030,340

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,325    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)....................................... 4.750%   10/01/27   $  1,183,291
  1,250    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
           Ser A....................................... 5.750    07/01/19      1,217,612
                                                                            ------------
                                                                              36,538,044
                                                                            ------------
           GEORGIA  1.2%
  1,500    George L Smith ll GA Wrld Congress Cent Auth
           Rev Domed Stadium Proj Rfdg (MBIA Insd)..... 5.500    07/01/20      1,507,410
  5,660    Georgia Mun Elec Auth Pwr Rev Ser Y (MBIA
           Insd)....................................... 6.500    01/01/17      6,510,755
    240    Georgia Mun Elec Auth Pwr Rev Ser Y
           (Prerefunded @ 01/01/17) (MBIA Insd)........ 6.500    01/01/17        276,922
                                                                            ------------
                                                                               8,295,087
                                                                            ------------
           HAWAII  0.9%
  4,890    Hawaii St Arpts Sys Rev Ser 2 (MBIA Insd)... 6.750    07/01/21      5,010,049
  1,110    Hawaii St Arpts Sys Rev Ser 2 (Prerefunded @
           07/01/01) (MBIA Insd)....................... 6.750    07/01/21      1,138,205
                                                                            ------------
                                                                               6,148,254
                                                                            ------------
           ILLINOIS  8.8%
  1,395    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
           Insd).......................................   *      01/01/23        395,608
  2,000    Chicago, IL Brd Ed (FGIC Insd).............. 5.500    12/01/31      2,000,640
  1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)........ 5.500    12/01/28      1,400,476
  2,000    Chicago, IL Brd of Ed Chicago Sch Reform
           (AMBAC Insd)................................ 5.750    12/01/20      2,062,020
  4,865    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)......................   *      07/01/16      2,038,386
 10,000    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd).......................................   *      01/01/30      1,914,600
  2,500    Chicago, IL Lakefront Millennium Pkg Facs
           (MBIA Insd)................................. 5.125    01/01/28      2,372,800
  7,000    Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
           Second Lien Ser A Rfdg (MBIA Insd).......... 6.375    01/01/12      7,563,990
  2,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.500    01/01/38      1,973,420
  2,000    Chicago, IL Wastewtr Transmission Rev Second
           Lien (MBIA Insd)............................ 5.750    01/01/25      2,060,380

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,000    Chicago, IL Wastewtr Transmission Rev Second
           Lien (MBIA Insd)............................ 6.000%   01/01/30   $  1,057,380
  2,870    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/28      2,674,496
  3,500    Du Page Cnty, IL Fst Presv Dist.............   *      11/01/10      2,209,445
  2,545    Du Page Cnty, IL Transn Rev (FSA Insd)
           (a)......................................... 5.750    01/01/15      2,686,171
  4,135    East Peoria, IL Ser C Rfdg.................. 7.000    05/01/17      4,370,530
  1,250    Illinois Dev Fin Auth Rev Bradley Univ Proj
           (AMBAC Insd)................................ 5.375    08/01/24      1,238,425
  3,285    Illinois Dev Fin Auth Rev Presbyterian Home
           Lake Proj Ser B (FSA Insd).................. 6.300    09/01/22      3,468,960
  2,000    Illinois Edl Fac Auth Rev Lewis Univ........ 6.100    10/01/16      2,020,640
  1,500    Illinois Hlth Fac Auth Rev Edward Hosp
           Obligated Grp B............................. 5.125    02/15/25      1,417,185
  1,900    Illinois Hlth Fac Auth Rev Evangelical Hosps
           Ser C (FSA Insd)............................ 6.750    04/15/17      2,003,075
    700    Illinois Hlth Fac Auth Rev Highland Park
           Hosp Proj Ser A (MBIA Insd)................. 5.750    10/01/17        719,943
  2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare
           Sys......................................... 6.000    11/15/10      2,048,920
  2,400    Illinois Hlth Fac Auth Rev Sarah Bush
           Lincoln Hlth Cent (Prerefunded @ 05/15/02)
           (b)......................................... 7.250    05/15/22      2,543,208
  2,275    Illinois Hlth Fac Auth Rev South Suburban
           Hosp (Escrowed to Maturity)................. 7.000    02/15/18      2,681,656
  1,000    Illinois Hlth Facs Auth Rev Midwest
           Physician Grp Ltd Rfdg...................... 5.500    11/15/19        795,470
  1,000    Illinois St (FGIC Insd)..................... 5.250    12/01/20        974,290
    250    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expansion Proj Ser A
           Rfdg (FGIC Insd)............................ 5.375    12/15/18        250,987
  8,845    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expansion Ser A
           (FGIC Insd).................................   *      06/15/16      3,870,307
  1,105    Saint Clair Cnty, IL Pub Bldg Comm Bldg Rev
           Cap Apprec Ser B (FGIC Insd)................   *      12/01/15        502,930
  1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
           (MBIA Insd).................................   *      04/01/29        197,120
  1,400    Southern IL Univ Rev Hsg & Aux Fac Ser A
           Rfdg........................................ 6.750    04/01/12      1,461,096
                                                                            ------------
                                                                              62,974,554
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           INDIANA  1.2%
$ 2,000    Indiana Transn Fin Auth Toll Rd Lease Rev
           Rfdg (AMBAC Insd)........................... 5.375%   07/01/09   $  2,105,460
  4,500    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
           Express Corp Proj........................... 7.100    01/15/17      4,762,395
  1,000    Marion Cnty, IN Convention & Rec Fac Auth
           Excise Tax Rev (MBIA Insd)..................   *      06/01/14        497,050
  1,280    North Adams, IN Cmnty Schs Renovation Bldg
           Corp Cap Apprec First Mtg (FSA Insd)........   *      01/15/19        469,069
  1,200    North Admas, IN Cmnty Schs Renovation Bldg
           Corp Cap Apprec First Mtg (FSA Insd)........   *      07/15/15        554,340
                                                                            ------------
                                                                               8,388,314
                                                                            ------------
           IOWA  0.9%
  1,685    Des Moines, IA Pub Pkg Sys Ser A (FGIC
           Insd)....................................... 5.750    06/01/15      1,770,649
  1,785    Des Moines, IA Pub Pkg Sys Ser A (FGIC
           Insd)....................................... 5.750    06/01/16      1,867,788
  2,375    Iowa Student Ln Liquidity Corp Student Ln
           Rev Subser I................................ 6.950    03/01/06      2,460,167
                                                                            ------------
                                                                               6,098,604
                                                                            ------------
           KANSAS  0.3%
  1,975    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd)......................... 6.000    09/01/09      2,198,491
                                                                            ------------

           KENTUCKY  4.0%
 10,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A...................... 7.500    02/01/20     10,373,600
 11,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A...................... 7.125    02/01/21     11,372,680
  1,000    Kenton Cnty, KY Arpt Brd Rev
           Cincinnati/Northn KY Intl Arpt Ser A Rfdg
           (MBIA Insd)................................. 6.200    03/01/08      1,090,110
  1,500    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
           Northn KY Intl Arpt Ser A Rfdg (MBIA
           Insd)....................................... 6.250    03/01/09      1,645,155
  1,315    Kentucky Hsg Corp Hsg Rev Ser B............. 6.250    07/01/28      1,367,298
  1,500    Kentucky St Ppty & Bldgs Proj No 69 Ser A... 5.000    08/01/05      1,564,890
  1,000    Kentucky St Tpk Auth Econ Dev Revitalization
           Pj Rfdg (FSA Insd).......................... 5.625    07/01/14      1,054,840
                                                                            ------------
                                                                              28,468,573
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           LOUISIANA  0.9%
$ 2,000    Louisiana St Ser A (FGIC Insd).............. 5.500%   11/15/03   $  2,094,700
  1,980    Louisiana St Ser A (FGIC Insd).............. 5.500    11/15/08      2,130,955
  2,665    New Orleans, LA Rfdg (FGIC Insd)............ 4.750    12/01/26      2,350,263
                                                                            ------------
                                                                               6,575,918
                                                                            ------------
           MAINE  1.9%
  2,650    Maine Muni Bank Ser A Rfdg (MBIA Insd)...... 5.800    11/01/20      2,702,549
  5,250    Maine St Hsg Auth Mtg Purch Ser D6.......... 7.250    11/15/19      5,372,640
  5,440    Maine St Hsg Auth Mtg Purch Ser D6.......... 7.250    11/15/22      5,560,714
                                                                            ------------
                                                                              13,635,903
                                                                            ------------
           MARYLAND  0.1%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Salisbury Ser A.............. 6.000    06/01/30        956,950
                                                                            ------------

           MASSACHUSETTS  1.4%
  2,625    Massachusetts Muni Wholesale Elec Co Pwr
           Supply Sys Rev Ser A (AMBAC Insd)........... 5.000    07/01/14      2,631,326
  1,500    Massachusetts St Grant Antic Nts Ser A...... 5.750    06/15/14      1,599,780
  1,000    Massachusetts St Hlth & Edl Facs Auth Rev
           Partners Hlthcare Sys Ser C................. 5.750    07/01/32        968,530
  2,410    Massachusetts St Hsg Fin Agy Residential Dev
           Ser C (FNMA Collateralized)................. 6.875    11/15/11      2,527,728
  1,000    Massachusetts St Indl Fin Agy Rev Wentworth
           Institute Tech.............................. 5.650    10/01/18        969,790
  1,000    Route 3 North Trans Impt Assocmass Lease Rev
           (MBIA Insd)................................. 5.375    06/15/33        993,870
                                                                            ------------
                                                                               9,691,024
                                                                            ------------
           MICHIGAN  3.8%
  3,000    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Dev Area No 1 Projs Ser A Rfdg (MBIA
           Insd)....................................... 4.750    07/01/25      2,688,000
  3,015    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/17      1,192,402

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           MICHIGAN (CONTINUED)
$ 3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/18   $  1,129,537
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/19      1,056,673
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/22        870,745
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/23        818,925
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/24        770,034
  7,355    Detroit, MI Econ Dev Corp Res Recovery Rev
           Ser A (FSA Insd)............................ 6.875%   05/01/09      7,513,794
  3,500    Grand Rapids, MI Downtown Dev Cap Apprec
           (MBIA Insd).................................   *      06/01/15      1,650,075
  2,765    Grand Rapids, MI Downtown Dev Cap Apprec
           (MBIA Insd).................................   *      06/01/16      1,224,978
  1,000    Grand Rapids, MI Wtr Supply Rfdg (FGIC
           Insd)....................................... 5.750    01/01/13      1,073,130
  1,400    Hillsdale, MI Hosp Fin Auth Hillsdale Cmnty
           Hlth Cent................................... 5.250    05/15/26      1,052,730
  2,850    Michigan St Hosp Fin Auth Rev Ascension Hlth
           Credit Ser A (MBIA Insd).................... 5.750    11/15/18      2,920,338
  1,400    Portage Lake, MI Wtr & Swr Auth Ser 3
           (Prerefunded @ 10/01/02).................... 7.750    10/01/20      1,510,936
  2,000    Wayne Charter Cnty, MI Arpt Rev Detroit Met
           Wayne Cnty Ser A (MBIA Insd)................ 5.000    12/01/22      1,867,980
                                                                            ------------
                                                                              27,340,277
                                                                            ------------
           MINNESOTA  1.4%
  5,000    Minneapolis & St Paul, MN Metro Arpts Comm
           Arpt Rev Ser A (FGIC Insd).................. 5.125    01/01/31      4,793,800
  2,800    Minnesota Agriculture & Econ Dev Brd Rev
           Hlthcare Sys Fairview Hosp Ser A (MBIA
           Insd)....................................... 5.750    11/15/26      2,863,392
  2,000    Minnesota Pub Facs Auth Wtr Pollutn Ctl Rev
           Ser A (Prerefunded @ 03/01/02).............. 6.500    03/01/14      2,094,480
                                                                            ------------
                                                                               9,751,672
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           MISSISSIPPI  0.9%
$ 3,000    Medical Cent Edl Bldg Corp MS Rev Univ MS
           Med Cent Proj (Prerefunded @ 12/01/04) (MBIA
           Insd)....................................... 5.900%   12/01/23   $  3,272,790
  3,250    Mississippi Business Fin Corp MS Pollutn Ctl
           Rev Sys Energy Res Inc Proj................. 5.875    04/01/22      2,953,795
                                                                            ------------
                                                                               6,226,585
                                                                            ------------
           MISSOURI  0.4%
  1,625    Jefferson Cnty, MO Reorg Sch Dist No R-6
           (FGIC Insd)................................. 5.625    03/01/20      1,669,249
  1,000    Saint Louis, MO Arpt Rev.................... 6.250    01/01/03      1,020,420
                                                                            ------------
                                                                               2,689,669
                                                                            ------------
           NEBRASKA  0.2%
  1,190    Dodge Cnty, NE Sch Dist No 001 Freemont (FSA
           Insd)....................................... 5.750    12/15/13      1,279,571
                                                                            ------------

           NEVADA  0.9%
  3,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg (AMBAC Insd)..................... 7.200    10/01/22      3,191,880
  1,500    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg.................................. 5.500    10/01/30      1,271,595
  1,750    Director St NV Dept Bus & Ind Las Vegas
           Monorail Proj (AMBAC Insd).................. 5.375    01/01/40      1,686,510
                                                                            ------------
                                                                               6,149,985
                                                                            ------------
           NEW HAMPSHIRE  0.8%
  1,000    New Hampshire Hlth & Ed Facs Auth Rev
           Derryfield Sch.............................. 7.000    07/01/30      1,023,590
  1,750    New Hampshire Hlth & Ed Facs Auth Rev Univ
           Sys of NH (AMBAC Insd)...................... 5.375    07/01/16      1,791,213
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,062,190
  1,500    New Hampshire St Indl Dev Auth Rev Pollutn
           Ctl Pub Svcs Co of NH Proj Ser C............ 7.650    05/01/21      1,532,055
                                                                            ------------
                                                                               5,409,048
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           NEW JERSEY  6.6%
$ 3,000    New Jersey Econ Dev Auth Rev Insd Edl
           Testing Svc Ser A Rfdg...................... 4.750%   05/15/25   $  2,790,990
  2,000    New Jersey Econ Dev Auth Rev Trans Proj
           Sublease Ser A (FSA Insd)................... 5.250    05/01/17      2,020,160
 25,000    New Jersey Econ Dev Auth St Contract Econ
           (MBIA Insd)................................. 5.900    03/15/21     27,199,250
  2,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd)............. 6.000    07/01/06      2,195,280
 10,000    New Jersey St Hsg & Mtg Fin Agy Rev Hsg Ser
           A Rfdg Section 8............................ 6.950    05/01/15     10,348,800
  2,385    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser A (AMBAC Insd)................... 5.750    09/15/11      2,593,592
                                                                            ------------
                                                                              47,148,072
                                                                            ------------
           NEW YORK  19.6%
  1,500    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
           A (MBIA Insd)............................... 5.500    12/01/29      1,516,410
  3,000    Metropolitan Tran Auth NY Commuter Fac Rev
           Ser A....................................... 5.625    07/01/27      3,077,730
 12,155    Metropolitan Transn Auth NY Svc Contract
           Commuter Facs Ser 5......................... 6.500    07/01/16     12,450,488
  2,000    Metropolitan Transn Auth NY Tran Facs Rev
           Svc Contract Ser R.......................... 5.500    07/01/17      2,051,220
  2,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secured Ser A............................... 5.750    11/15/13      2,140,080
  5,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser A (FGIC Insd)................... 4.750    06/15/31      4,488,000
  3,345    New York City Ser A......................... 6.500    08/01/14      3,490,875
  1,655    New York City Ser A (Prerefunded @
           08/01/02)................................... 6.500    08/01/14      1,743,460
  2,500    New York City Ser A Rfdg.................... 7.000    08/01/05      2,786,800
  3,000    New York City Ser A Rfdg.................... 7.000    08/01/06      3,394,260
  2,355    New York City Ser C......................... 6.500    08/01/04      2,474,092
  8,500    New York City Ser C Subser C1 (Prerefunded @
           08/01/02)................................... 7.500    08/01/19      9,058,875
  1,850    New York City Ser G......................... 5.875    10/15/14      1,962,850
  1,000    New York City Ser H......................... 5.750    03/15/13      1,075,740
  5,000    New York City Ser I......................... 6.000    04/15/12      5,365,450
 10,000    New York City Tran Auth Tran Fac Livingston
           Plaza Proj Rfdg (FSA Insd).................. 5.400    01/01/18     10,339,100

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,500    New York St Dorm Auth Lease Rev Muni Hlth
           Fac Impt Pgm Ser A (FSA Insd)............... 5.500%   05/15/25   $  2,521,750
  1,250    New York St Dorm Auth Lease Rev St Univ Dorm
           Fac Ser C (MBIA Insd)....................... 5.500    07/01/29      1,264,950
 13,500    New York St Dorm Auth Rev City Univ Sys Ser
           C........................................... 7.500    07/01/10     15,671,880
  1,000    New York St Dorm Auth Rev Court Fac Lease
           Ser A....................................... 5.625    05/15/13      1,019,480
  2,000    New York St Dorm Auth Rev Court Fac Lease
           Ser A....................................... 5.375    05/15/16      1,995,860
  1,000    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27        896,120
  2,000    New York St Dorm Auth Rev St Univ Edl Facs
           (MBIA Insd)................................. 6.000    05/15/16      2,180,440
  3,000    New York St Dorm Auth Rev St Univ Edl Facs
           (FGIC Insd)................................. 5.750    05/15/24      3,146,580
  4,500    New York St Dorm Auth Revs St Univ Edl Facs
           Ser A (MBIA Insd)........................... 4.750    05/15/25      4,100,220
  5,725    New York St Environmental Facs Corp Spl
           Oblig Riverbank St Pk (Prerefunded @
           04/01/02)................................... 7.375    04/01/22      6,057,623
  5,000    New York St Hsg Fin Agy Svcs Contract Oblig
           Rev Ser A (Prerefunded @ 03/15/02).......... 7.375    09/15/21      5,279,450
  2,840    New York St Loc Govt Assistance Corp Ser E
           Rfdg........................................ 6.000    04/01/14      3,155,013
  3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.750    08/15/14      3,368,940
  5,875    New York St Med Care Fac Fin Agy Rev Saint
           Peter's Hosp Proj Ser A (AMBAC Insd)........ 5.375    11/01/20      5,832,935
  2,500    New York St Mtg Agy Rev Homeowner Mtg Ser 54
           Rfdg........................................ 6.200    10/01/26      2,592,750
  1,400    New York St Mtg Agy Rev Homeowner Mtg Ser
           73-A........................................ 5.300    10/01/28      1,354,374
  2,500    New York St Mtg Agy Rev Hosp NY &
           Presbyterian................................ 5.300    04/01/29      2,445,700
  2,000    New York St Ser A........................... 5.000    03/15/14      2,014,620
  1,500    New York St Urban Dev Corp Rev Proj Cent for
           Indl Innovation Rfdg........................ 5.500    01/01/13      1,585,320

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
           Intl Arpt Terminal 6 (MBIA Insd)............ 5.750%   12/01/22   $  3,122,430
  3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
           Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/25      3,093,390
                                                                            ------------
                                                                             140,115,255
                                                                            ------------
           NORTH CAROLINA  3.5%
  1,000    New Hanover Cnty, NC Hosp Rev New Hanover
           Regl Med Cent Proj (AMBAC Insd)............. 4.750    10/01/23        898,180
  1,000    North Carolina Eastern Municipal Pwr Agy Pwr
           Sys Rev Ser D............................... 6.750    01/01/26      1,050,570
 15,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev (MBIA Insd) (b).................... 6.000    01/01/12     16,507,800
  5,150    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (FSA Insd).................... 6.200    01/01/18      5,341,786
  1,000    Raleigh Durham, NC Auth Arpt Rev Ser A (FGIC
           Insd)....................................... 5.250    11/01/15      1,021,380
                                                                            ------------
                                                                              24,819,716
                                                                            ------------
           NORTH DAKOTA  0.3%
  2,370    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
           Ser B (MBIA Insd)........................... 5.500    07/01/29      2,336,417
                                                                            ------------

           OHIO  1.5%
  1,400    Bowling Green St Univ OH Gen Rcpts (FGIC
           Insd)....................................... 5.750    06/01/12      1,518,426
  2,000    Cleveland, OH Arpt Sys Rev Ser A (FSA
           Insd)....................................... 5.000    01/01/31      1,877,420
  1,000    Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
           Proj........................................ 7.500    01/01/30      1,039,340
  1,000    Delaware Cnty, OH Cap Facs.................. 6.000    12/01/25      1,073,380
  1,000    Hamilton Cnty, OH Sales Tax Hamilton Cnty
           Football Proj Ser A (MBIA Insd)............. 4.750    12/01/27        886,150
  1,250    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Hosp Rfdg........................ 5.250    12/01/03      1,301,238
  1,000    Ohio St Air Qual Dev Auth Rev JMG Funding
           Ltd Partn Proj Rfdg (AMBAC Insd)............ 6.375    04/01/29      1,049,730
  2,000    University Cincinnati, OH Gen Rcpts Ser A
           (FGIC Insd) (a)............................. 5.000    06/01/31      1,880,160
                                                                            ------------
                                                                              10,625,844
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           OKLAHOMA  1.0%
$ 1,500    Jenks, OK Aquarium Auth Rev First Mtg (MBIA
           Insd)....................................... 6.100%   07/01/30   $  1,605,015
  1,575    Oklahoma City, OK Arpt Trust Jr Lien 27th
           Ser Ser B (FSA Insd)........................ 5.750    07/01/16      1,622,927
  1,300    Oklahoma St Inds Auth Rev OK Med Resh Fndtn
           Proj (AMBAC Insd)........................... 5.250    02/01/21      1,257,230
  2,250    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      2,450,340
                                                                            ------------
                                                                               6,935,512
                                                                            ------------
           OREGON  0.7%
  2,835    Oregon St Vets Welfare Ser 76A.............. 6.050    10/01/28      2,940,490
  1,985    Portland, OR Urban Renewal & Redev Downtown
           Waterfront Ser A (AMBAC Insd)............... 5.750    06/15/16      2,094,771
                                                                            ------------
                                                                               5,035,261
                                                                            ------------
           PENNSYLVANIA  8.6%
  2,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
           Intl Arpt Ser B (FSA Insd).................. 6.625    01/01/22      2,592,200
  2,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
           Insd)....................................... 5.000    12/01/28      1,868,180
  1,000    Allegheny Cnty, PA Port Auth Spl Rev Transn
           (FGIC Insd)................................. 5.000    03/01/25        946,010
  1,250    Allegheny Cnty, PA San Auth Swr Rev (MBIA
           Insd)....................................... 5.750    12/01/16      1,325,975
  1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
           Partners Proj Rfdg (LOC: Paribas)........... 6.650    05/01/10      1,021,360
  4,680    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd).......................................   *      09/01/19      1,680,026
  4,000    Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med
           Rfdg (FHA Gtd).............................. 7.000    08/01/22      4,164,200
  1,905    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      09/15/16        830,409
  1,710    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      03/15/19        632,734
  1,385    Harrisburg, PA Cap Apprec Ser F Rfdg (AMBAC
           Insd).......................................   *      09/15/19        498,420
  1,000    Lycoming Cnty, PA Auth College Rev PA
           College of Technology (AMBAC Insd).......... 5.350    07/01/26        995,130
  1,500    Penn Cambria Sch Dist PA Cap Apprec (FGIC
           Insd).......................................   *      08/15/20        505,905
     60    Penn Hills, PA (FGIC Insd).................. 5.900    12/01/17         66,194
  1,000    Pennsylvania St Higher Edl Fac Auth College
           & Univ Rev Bryn Mawr College (MBIA Insd).... 5.625    12/01/27      1,015,190

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 4,750    Pennsylvania St Tpk Comm Oil Franchise Tax
           Rev SubSer B (AMBAC Insd)................... 4.750%   12/01/27   $  4,242,985
  5,500    Philadelphia, PA (FSA Insd)................. 5.000    03/15/28      5,144,480
  4,000    Philadelphia, PA (FSA Insd)................. 5.000    09/15/31      3,708,320
  2,000    Philadelphia, PA Gas Wks Rev Second Ser (FSA
           Insd)....................................... 5.000    07/01/29      1,861,520
  6,000    Philadelphia, PA Gas Wks Rev Ser 14th Rfdg
           (FSA Insd).................................. 6.250    07/01/08      6,421,380
  1,500    Philadelphia, PA Indl Dev Arpt Auth Rev
           (FGIC Insd)................................. 5.000    07/01/23      1,400,835
  1,400    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................... 5.750    02/01/12      1,510,992
 10,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Auth
           Excise Tax Rev (AMBAC Insd)................. 4.500    02/01/29      8,477,700
  4,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Auth
           Regl Asset Dist Sales Tax Rev (AMBAC
           Insd)....................................... 5.000    02/01/29      3,757,240
  1,500    Pittsburgh, PA Ser A (FGIC Insd)............ 5.750    09/01/23      1,549,485
  1,005    Southeast Delco Sch Dist PA Cap Apprec (MBIA
           Insd).......................................   *      02/01/17        420,773
  1,700    Southeastern PA Tran Auth PA Spl Rev Ser A
           (FGIC Insd)................................. 4.750    03/01/24      1,519,579
  1,925    Southeastern, PA Transn Auth PA Spl Rev Ser
           A (FGIC Insd)............................... 4.750    03/01/29      1,694,501
  1,500    Spring Ford Area Sch Dist PA (FGIC Insd).... 4.750    03/01/25      1,335,600
                                                                            ------------
                                                                              61,187,323
                                                                            ------------
           RHODE ISLAND  0.3%
  2,000    Rhode Island St Hlth & Ed Bldg Higher Ed Fac
           Johnson & Wales (MBIA Insd)................. 5.000    04/01/29      1,878,380
                                                                            ------------

           SOUTH CAROLINA  0.9%
  2,375    Berkeley Cnty, SC Sch Dist Ctfs Partn
           Berkeley Sch Facs Grp Inc (MBIA Insd)....... 5.250    02/01/16      2,392,955
  2,700    Charleston Cnty, SC Solid Waste (MBIA
           Insd)....................................... 6.000    01/01/14      2,851,578
  1,500    Lancaster Cnty, SC Sch Dist (FSA Insd)...... 4.750    03/01/19      1,389,945
                                                                            ------------
                                                                               6,634,478
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           SOUTH DAKOTA  0.5%
$ 1,375    Deadwood, SD Ctfs Partn (ACA Insd).......... 6.375%   11/01/20   $  1,410,324
  1,000    South Dakota St Hlth & Edl Fac Auth
           Vocational Ed Pgm Ser A (AMBAC Insd)........ 5.400    08/01/13      1,030,320
  1,000    South Dakota St Hlth & Edl Facs Auth Rev
           Childrens Care Hosp Rfdg.................... 6.125    11/01/29        997,990
                                                                            ------------
                                                                               3,438,634
                                                                            ------------
           TENNESSEE  0.5%
  1,500    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg Mtn States Rfdg (MBIA Insd)... 7.500    07/01/25      1,798,305
  2,180    Tennessee Hsg Dev Agy Homeownership Pgm..... 5.350    07/01/23      2,126,241
                                                                            ------------
                                                                               3,924,546
                                                                            ------------
           TEXAS  6.2%
  4,790    Alliance Arpt Auth Inc TX Spl Fac Rev
           American Airls Inc Proj..................... 7.500    12/01/29      4,894,709
  3,000    Austin, TX Wtr & Wstwtr Sys Rev Ser B Rfdg
           (FSA Insd) (a).............................. 5.250    05/15/31      2,883,900
  2,685    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)... 6.250    09/01/15      2,950,600
    900    Brazos River Auth TX Rev Houston Lighting &
           Pwr Co Proj Rfdg (AMBAC Insd)............... 5.050    11/01/18        861,183
  1,275    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd).... 5.750    02/15/13      1,354,828
  3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
           B Rfdg (AMBAC Insd)......................... 5.875    02/15/29      3,049,530
  2,000    Dallas, TX Wtrwks & Swr Sys Rev Rfdg........ 5.750    10/01/17      2,090,860
  4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           (FGIC Insd)................................. 5.750    11/01/30      4,057,680
  1,000    Harris Cnty, TX Hlth Facs Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A (a).............. 6.375    06/01/29      1,002,300
  1,000    Harris Cnty, TX Ref Perm Impt............... 5.000    10/01/11      1,016,140
  1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
           Insd)....................................... 5.625    07/01/30      1,003,460
  2,000    Houston, TX Arpt Sys Rev Sub Lien Ser B
           (FGIC Insd)................................. 5.000    07/01/25      1,840,720
  3,000    Houston, TX Hotel Occupancy Tax & Spl Rev
           Convention & Entmt Ser B (AMBAC Insd) (a)... 5.750    09/01/15      3,153,690
  1,500    Houston, TX Ref Public Impt (FSA Insd)...... 5.750    03/01/15      1,576,710
  1,500    Metro Hlth Facs Dev Corp TX Wilson N Jones
           Mem Hosp Proj............................... 7.250    01/01/31      1,488,930
  2,100    Plano, TX Hlth Fac Dev Corp TX Hlth Res Sys
           Ser C (MBIA Insd)........................... 5.000    02/15/22      1,925,679

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           TEXAS (CONTINUED)
$ 4,000    Round Rock, TX Indpt Sch Dist (PSF Gtd)..... 4.500%   08/01/19   $  3,527,840
  2,500    Texas St Pub Fin Auth Ser A Rfdg (a)........ 5.250    10/01/07      2,642,675
  2,750    Texas St Vets Housing Assistance Pgm Vets
           Ser B....................................... 6.100    06/01/31      2,845,975
                                                                            ------------
                                                                              44,167,409
                                                                            ------------
           UTAH  0.4%
  2,500    Murray City, UT Hosp Rev Inc Hlth Svc Inc
           Rfdg (MBIA Insd)............................ 4.750    05/15/20      2,240,900
    505    Utah St Hsg Fin Agy Single Family Mtg
           Mezzanine Issue H1 (AMBAC Insd)............. 6.000    07/01/12        535,734
                                                                            ------------
                                                                               2,776,634
                                                                            ------------
           VIRGINIA  0.3%
  1,320    Fairfax Cnty, VA Ctfs Partn................. 5.300    04/15/23      1,314,034
  1,000    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj............. 7.125    08/01/21      1,143,630
                                                                            ------------
                                                                               2,457,664
                                                                            ------------
           WASHINGTON  2.1%
  1,000    Chelan Cnty, WA Pub Util Dist Chelan Hydro
           Ser A (MBIA Insd)........................... 5.600    01/01/36        985,610
  2,500    Energy Northwest WA Elec Proj No 3 Ser A
           Rfdg (FSA Insd)............................. 5.500    07/01/18      2,532,075
  1,485    Pierce Cnty, WA (AMBAC Insd)................ 5.750    08/01/14      1,580,723
  1,000    Port Seattle, WA Rev Ser B (MBIA Insd)...... 5.625    02/01/24      1,009,240
  1,435    Radford Ct Pptys WA Student Hsg Rev (MBIA
           Insd)....................................... 6.000    06/01/15      1,550,474
  1,585    Radford Ct Pptys WA Student Hsg Rev (MBIA
           Insd)....................................... 6.000    06/01/16      1,706,031
  1,150    Seattle, WA Mun Lt & Pwr Rev................ 5.250    12/01/08      1,199,991
  1,315    Seattle, WA Mun Lt & Pwr Rev................ 5.500    12/01/09      1,389,035
  1,500    Seattle, WA Mun Lt & Pwr Rev Impt & Ref (FSA
           Insd)....................................... 5.500    03/01/17      1,522,080
  1,410    Seattle, WA Muni Lt & Pwr Rev............... 5.625    12/01/18      1,425,538
                                                                            ------------
                                                                              14,900,797
                                                                            ------------
           WEST VIRGINIA  0.6%
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      3,145,620
  1,040    West Virginia St Hsg Dev Fd Hsg Fin Ser B
           (FHA Gtd)................................... 7.200    11/01/20      1,085,084
                                                                            ------------
                                                                               4,230,704
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                      DESCRIPTION                  COUPON   MATURITY      VALUE
           WISCONSIN  0.6%
$ 1,340    Oconto Falls, WI Pub Sch Dist Ser A Rfdg
           (FSA Insd).................................. 5.750%   03/01/15   $  1,413,499
  2,000    Southeast WI Professional Baseball Pk Dist
           Sales Tax Rev Ser A Rfdg (MBIA Insd)........ 5.500    12/15/20      2,066,880
  1,000    Wisconsin St Hlth & Edl Facs Auth Rev
           Kenosha Hosp & Med Ctr Proj................. 5.625    05/15/29        883,660
                                                                            ------------
                                                                               4,364,039
                                                                            ------------
           WYOMING  0.3%
  1,075    Wyoming Cmnty Dev Auth Hsg Rev Ser 2........ 6.350    06/01/29      1,117,022
  1,225    Wyoming Cmnty Dev Auth Hsg Rev Ser 4........ 6.550    06/01/28      1,259,790
                                                                            ------------
                                                                               2,376,812
                                                                            ------------
           GUAM  0.4%
  3,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      2,958,450
                                                                            ------------

           PUERTO RICO  0.3%
  1,110    Puerto Rico Comwlth Aqueduct & Swr Auth Rev
           Rfdg........................................ 5.000    07/01/15      1,110,255
  1,110    Puerto Rico Comwlth Ser A Rfdg.............. 6.000    07/01/14      1,141,602
                                                                            ------------
                                                                               2,251,857
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $656,946,366)....................................................    702,135,224
SHORT-TERM INVESTMENTS  0.8%
  (Cost $5,800,000)......................................................      5,800,000
                                                                            ------------
TOTAL INVESTMENTS  99.3%
  (Cost $662,746,366)....................................................    707,935,224
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%..............................      4,990,727
                                                                            ------------
NET ASSETS  100.0%.......................................................   $712,925,951
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $662,746,366).......................  $707,935,224
Cash........................................................         1,535
Receivables:
  Interest..................................................    11,875,707
  Investments Sold..........................................    11,723,307
Other.......................................................        11,840
                                                              ------------
    Total Assets............................................   731,547,613
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    17,429,587
  Investment Advisory Fee...................................       384,302
  Income Distributions--Preferred Shares....................       348,326
  Administrative Fee........................................       118,247
  Affiliates................................................        24,846
Trustees' Deferred Compensation and Retirement Plans........       162,323
Accrued Expenses............................................       154,031
                                                              ------------
    Total Liabilities.......................................    18,621,662
                                                              ------------
NET ASSETS..................................................  $712,925,951
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation preference of
  $25,000 per share)........................................  $265,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................       270,131
Paid in Surplus.............................................   399,318,038
Net Unrealized Appreciation.................................    45,188,858
Accumulated Net Realized Gain...............................     2,599,672
Accumulated Undistributed Net Investment Income.............       549,252
                                                              ------------
    Net Assets Applicable to Common Shares..................   447,925,951
                                                              ------------
NET ASSETS..................................................  $712,925,951
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($447,925,951 divided by
  27,013,149 shares outstanding)............................  $      16.58
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $20,503,134
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,321,029
Administrative Fee..........................................      714,163
Preferred Share Maintenance.................................      345,752
Trustees' Fees and Related Expenses.........................       24,373
Custody.....................................................       19,446
Legal.......................................................       15,886
Other.......................................................      170,933
                                                              -----------
    Total Expenses..........................................    3,611,582
                                                              -----------
NET INVESTMENT INCOME.......................................  $16,891,552
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,955,739
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   38,200,552
  End of the Period.........................................   45,188,858
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,988,306
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 9,944,045
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $26,835,597
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 16,891,552        $ 35,595,448
Net Realized Gain..................................      2,955,739             766,296
Net Unrealized Appreciation During the Period......      6,988,306          16,636,010
                                                      ------------        ------------
Change in Net Assets from Operations...............     26,835,597          52,997,754
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................    (11,885,224)        (26,174,311)
  Preferred Shares.................................     (5,147,590)        (10,870,417)
                                                      ------------        ------------
Total Distributions................................    (17,032,814)        (37,044,728)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      9,802,783          15,953,026
NET ASSETS:
Beginning of the Period............................    703,123,168         687,170,142
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $549,252
  and $690,514, respectively)......................   $712,925,951        $703,123,168
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                    SIX MONTHS
                                                      ENDED
                                                    APRIL 30,     --------------------
                                                       2001         2000        1999
                                                    ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).......   $16.22      $  15.63    $  17.64
                                                      ------      --------    --------
  Net Investment Income............................      .62          1.32        1.33
  Net Realized and Unrealized Gain/Loss............      .37           .64       (1.94)
                                                      ------      --------    --------
Total from Investment Operations...................      .99          1.96        (.61)
                                                      ------      --------    --------
Less:
  Distributions from and in Excess of Net
    Investment Income:
    Paid to Common Shareholders....................      .44           .97         .99
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................      .19           .40         .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders....................      -0-           -0-         .07
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................      -0-           -0-         .02
                                                      ------      --------    --------
Total Distributions................................      .63          1.37        1.40
                                                      ------      --------    --------
NET ASSET VALUE, END OF THE PERIOD.................   $16.58      $  16.22    $  15.63
                                                      ======      ========    ========

Market Price Per Share at End of the Period........   $14.82      $13.5625    $13.6875
Total Investment Return at Market Price (b)........   12.59%*        6.41%     -13.97%
Total Return at Net Asset Value (c)................    4.92%*       10.36%      -5.66%
Net Assets at End of the Period (In millions)......   $712.9      $  703.1    $  687.2
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**...............................    1.60%         1.68%       1.61%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)...........    5.20%         5.86%       6.00%
Portfolio Turnover.................................      13%*          31%         33%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares......................    1.01%         1.03%       1.02%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                              JANUARY 24, 1992
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
YEAR ENDED OCTOBER 31,                                         OPERATIONS) TO
-----------------------------------------------------------     OCTOBER 31,
     1998     1997      1996      1995     1994      1993           1992
------------------------------------------------------------------------------
    $17.29   $ 16.58   $ 16.58   $15.03   $ 17.95   $ 15.56       $ 14.79
    ------   -------   -------   ------   -------   -------       -------
      1.35      1.37      1.38     1.42      1.43      1.45          1.01
       .42       .74       .11     1.65     (2.84)     2.42           .55
    ------   -------   -------   ------   -------   -------       -------
      1.77      2.11      1.49     3.07     (1.41)     3.87          1.56
    ------   -------   -------   ------   -------   -------       -------
      1.00      1.05      1.14     1.14      1.14      1.08           .59
       .34       .35       .35      .38       .30       .29           .20
       .06       -0-       -0-      -0-       .06       .08           -0-
       .02       -0-       -0-      -0-       .01       .03           -0-
    ------   -------   -------   ------   -------   -------       -------
      1.42      1.40      1.49     1.52      1.51      1.48           .79
    ------   -------   -------   ------   -------   -------       -------
    $17.64   $ 17.29   $ 16.58   $16.58   $ 15.03   $ 17.95       $ 15.56
    ======   =======   =======   ======   =======   =======       =======

    $17.00   $16.125   $15.813   $15.75   $ 14.00   $17.375       $14.875
    12.40%     8.92%     7.84%   21.15%   -13.12%    25.40%         3.08%*
     8.39%    10.94%     7.12%   18.51%    -9.99%    23.53%         7.68%*
    $741.6   $ 732.0   $ 712.8   $712.9   $ 671.1   $ 750.0       $ 685.2
     1.58%     1.60%     1.62%    1.68%     1.63%     1.59%         1.54%
     5.80%     6.06%     6.24%    6.55%     6.79%     6.87%         6.71%
       29%       40%       30%      15%       20%       20%           37%*
     1.01%     1.01%     1.02%    1.04%     1.03%     1.01%         1.01%

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of the market discount would be $533,098.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $288,742 which expires October 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $662,813,778; the aggregate gross unrealized appreciation is $46,895,563 and the aggregate gross unrealized depreciation is $1,774,117, resulting in net unrealized appreciation on long- and short-term investments of $45,121,446.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $6,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Advisor provides accounting and legal services to the Trust. The Advisor allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $26,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $98,667,609 and $89,998,776, respectively.

4. PREFERRED SHARES

The Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on April 30, 2001 was 3.551%. During the six months ended April 30, 2001, the rates ranged from 3.240% to 4.400%.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J. KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.